B A R O N
                                   S E L E C T
                                   F U N D S(R)

                                                   o        Baron Partners Fund


     SUPPLEMENT DATED SEPTEMBER 30, 2003 TO PROSPECTUS DATED APRIL 30, 2003


The HOW TO PURCHASE SHARES section that appears on pages 7-8 of the current prospectus is amended as follows (changes marked in italics):

You may purchase shares of the Fund directly without paying a sales charge. Please use the Fund's application form. Special applications are available to open individual retirement accounts ("IRAs"). The minimum initial investment is $2,000 unless you choose to invest through the Baron InvestPlan (see page 8). There is no minimum for subsequent purchases except for purchases made through the Fund's website (see page 11). The Fund may reject any proposed purchase. If the Funds identifies short term traders, the Fund will reject their proposed purchases.

At present, the Fund is offered and sold only to persons residing in the United States or Puerto Rico OR PERSONS IN THE UNITED STATES MILITARY WITH APPROPRIATE IDENTIFYING DOCUMENTS. Please call the Fund's transfer agent at 1-800-442-3814, if you have any questions.

ANTI-MONEY LAUNDERING REGULATIONS. AS PART OF THE FUND'S LEGAL RESPONSIBILITY TO FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, THE FUND REQUIRES A DETAILED VERIFICATION OF THE IDENTITY OF A SHAREHOLDER, AND INDIVIDUALS WITH AUTHORITY OR CONTROL OVER ACCOUNTS OPENED BY ENTITIES SUCH AS CORPORATIONS, PARTNERSHIPS OR TRUSTS. WHEN YOU OPEN AN ACCOUNT THE FUND WILL REQUEST SUCH INFORMATION AS IS NECESSARY TO VERIFY YOUR IDENTITY AS A SHAREHOLDER, AS WELL AS THE IDENTITIES OF ANY INDIVIDUALS WITH AUTHORITY OR CONTROL OVER ACCOUNTS BEING OPENED BY ENTITIES. THE INFORMATION REQUESTED INCLUDES NAME, ADDRESS, DATE OF BIRTH, AND U.S. TAXPAYER IDENTIFICATION NUMBER. PLEASE MAKE SURE TO PROVIDE ALL THIS REQUIRED INFORMATION. INCOMPLETE INFORMATION WILL DELAY YOUR INVESTMENT. THE FUND WILL NOT PROCESS YOUR INVESTMENT UNTIL ALL REQUIRED INFORMATION HAS BEEN PROVIDED. YOU WILL RECEIVE THE NAV OF THE FUND ON THE DATE THAT ALL REQUIRED INFORMATION HAS BEEN PROVIDED TO THE FUND'S TRANSFER AGENT. THE FUND WILL HOLD YOUR INVESTMENT CHECK UNTIL ALL REQUIRED INFORMATION HAS BEEN RECEIVED. INVESTMENT FUNDS RECEIVED BY BANK WIRE WILL ALSO BE HELD. IF THE APPLICATION IS NOT COMPLETE, THE FUND'S REPRESENTATIVES WILL ATTEMPT TO COLLECT ANY MISSING INFORMATION BY CONTACTING YOU DIRECTLY. IF YOU PURCHASE THE FUND THROUGH A BROKER/DEALER OR OTHER FINANCIAL INSTITUTION, WE WILL ATTEMPT TO GET THE MISSING INFORMATION FROM OR THROUGH SUCH ENTITY.

IF THE APPLICATION IS COMPLETE, THE FUND WILL PROCESS THE INVESTMENT AND WILL TAKE STEPS TO VERIFY YOUR IDENTITY. THE FUND MAY REQUEST ADDITIONAL INFORMATION OR DOCUMENTS, IF NEEDED, TO VERIFY AN IDENTITY. IF THE FUND CANNOT VERIFY YOUR INFORMATION, THE ACCOUNT WILL BE CLOSED AND YOU WILL RECEIVE PROCEEDS BASED ON THE NEXT CALCULATED NAV OF THE FUND. IF THE FUND DEEMS IT NECESSARY, AND UPON WRITTEN NOTICE TO YOU, THE PAYMENT OF REDEMPTION PROCEEDS TO YOU MAY BE SUSPENDED TO COMPLY WITH THE ANTI-MONEY LAUNDERING REGULATIONS APPLICABLE TO THE FUND. THE FUND WILL SHARE THE IDENTITY OF ITS SHAREHOLDERS WITH FEDERAL REGULATORS IF REQUIRED TO DO SO BY LAW AND MAY REPORT A FAILURE TO VERIFY A SHAREHOLDER'S IDENTITY WITH FEDERAL AUTHORITIES IN ACCORDANCE WITH APPLICABLE LAW.

You may invest or add to your account using any of the following methods:

BY MAIL

To open a new account send your signed application form with your check payable to BARON FUNDS(R) to:

                             Baron Funds(R)
                             P.O. Box 219946
                             Kansas City, MO 64121-9946

Please make sure you indicate how much money you want invested in Baron Partners Fund. Checks must be payable in U.S. dollars and must be drawn on a U.S. bank. Third party checks, credit cards, MONEY ORDERS, TRAVELERS CHECKS, BEARER SECURITIES and cash will not be accepted. For IRA accounts, please specify the year for which the contribution is made. If no year is specified it will be applied as a current year contribution.

Under the GENERAL INFORMATION section that appears on page 12 of the current prospectus is amended as follows (changes marked in italics):

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

The Bank of New York, 100 Church Street, New York, NY 10286 is the custodian for the Fund's cash and securities. DST Systems, Inc. serves as transfer agent and dividend disbursing agent for the shares. They are not responsible for investment decisions for the Fund.

SHAREHOLDER INFORMATION

If you have questions about your account or transactions please contact the transfer agent , DST Systems, Inc., P.O. Box 219946, Kansas City, MO 64121-9946, or by telephone to 1-800-442-3814.

If you have questions about general Fund information please call the Fund's office at 1-800-99-BARON or 212-583-2100.

As a Delaware statutory trust, annual shareholder meetings are not required. The Fund sends quarterly reports to shareholders.

PRIVACY NOTICE

BARON PARTNERS FUND COLLECTS NONPUBLIC PERSONAL INFORMATION ABOUT YOU FROM THE FOLLOWING SOURCES:

O       INFORMATION WE RECEIVE FROM YOU ON APPLICATIONS OR OTHER FORMS, AND
O       INFORMATION ABOUT YOUR TRANSACTIONS WITH US, OUR AFFILIATES, OR OTHERS.

"NONPUBLIC PERSONAL INFORMATION" IS NONPUBLIC INFORMATION ABOUT YOU THAT WE OBTAIN IN CONNECTION WITH PROVIDING A FINANCIAL PRODUCT OR SERVICE TO YOU.

WE MAY SHARE YOUR NAME AND ADDRESS AMONG AFFILIATES FOR PURPOSES OF SENDING YOU INFORMATION ABOUT PRODUCTS OF OURS THAT WE BELIEVE MAY BE OF INTEREST TO YOU AND INFORM YOU OF OUR UPCOMING INVESTORS CONFERENCE.

WE DO NOT DISCLOSE ANY NONPUBLIC PERSONAL INFORMATION ABOUT OUR CUSTOMERS TO ANYONE, EXCEPT AS PERMITTED OR REQUIRED BY LAW. EXAMPLES OF PERMITTED DISCLOSURES UNDER THE LAW INCLUDE SHARING WITH COMPANIES THAT WORK FOR US TO PROVIDE YOU SERVICE, SUCH AS A TRANSFER AGENT OR MAILING HOUSE. ALL SUCH COMPANIES ACT ON OUR BEHALF, ARE CONTRACTUALLY OBLIGATED TO KEEP THE INFORMATION THAT WE PROVIDE TO THEM CONFIDENTIAL, AND USE THE INFORMATION ONLY TO PROVIDE THE SERVICES THAT WE HAVE ASKED THEM TO PERFORM FOR YOU AND US.

WE RESTRICT ACCESS TO NONPUBLIC INFORMATION ABOUT YOU TO THOSE EMPLOYEES WHO NEED TO KNOW THAT INFORMATION TO PROVIDE PRODUCTS OR SERVICES TO YOU. WE MAINTAIN PHYSICAL, ELECTRONIC, AND PROCEDURAL SAFEGUARDS TO GUARD YOUR NONPUBLIC PERSONAL INFORMATION.

THIS PLEDGE IS ALSO AVAILABLE AT ALL TIMES ON OUR WEBSITE WWW.BARONFUNDS.COM OR BY CALLING 1-800-99BARON.







This  information   supplements  the  prospectus  dated  April  30,  2003.  This supplement and the prospectus constitute a current prospectus. To request another copy of the prospectus, please call 1-800-992-2766 or visit our website at BaronFunds.com.